Corporate Presentation June 2020

Disclaimer Statements contained in this presentation regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Words such as "anticipates," "believes," "expects," "intends," “plans,” “potential,” "projects,” “would” and "future" or similar expressions are intended to identify forward-looking statements. Examples of these forward-looking statements include statements concerning: Keros’ expectations regarding its growth, strategy, progress and timing of its preclinical studies and clinical trials for KER-050, KER- 047 and KER-012, including its regulatory plans; the potential impact of COVID-19 on Keros’ ongoing and planned preclinical studies, clinical trials, business and operations; and the potential of Keros’ proprietary discovery approach. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, among others: Keros’ limited operating history and historical losses; Keros’ ability to raise additional funding to complete the development and any commercialization of its product candidates; Keros’ dependence on the success of its lead product candidates, KER-050 and KER-047; that Keros may be delayed in initiating, enrolling or completing any clinical trials; competition from third parties that are developing products for similar uses; Keros’ ability to obtain, maintain and protect its intellectual property; Keros’ dependence on third parties in connection with manufacturing, clinical trials and pre-clinical studies; and risks relating to the impact on our business of the COVID-19 pandemic or similar public health crises. These and other risks are described more fully in Keros’ filings with the Securities and Exchange Commission (“SEC”), including the “Risk Factors” section of the Company’s Quarterly Report on Form 10-Q, filed with the SEC on May 22, 2020, and its other documents subsequently filed with or furnished to the SEC. All forward-looking statements contained in this presentation speak only as of the date on which they were made. Except to the extent required by law, Keros undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. While we believe these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third -party sources. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source. 2

Harnessing the Powerful Biology of the TGF-β Superfamily Clinical-stage biopharmaceutical company developing novel therapeutics that target the TGF-β superfamily Approach validated by FDA-approved third-party products derived from native amino acid sequences • Infuse (BMP2) for spinal fusion (Genetics Institute/Medtronic-Sofamor) • Reblozyl® (modified activin receptor IIB) for β-thalassemia and myelodysplastic syndromes (MDS) (Acceleron Pharma/BMS) Leveraging our extensive experience in TGF-β superfamily protein structure, function and protein engineering to generate a clinical pipeline of differentiated therapeutics: KER-050: Modified activin receptor IIA (ActRIIA) ligand trap designed to be differentiated from Reblozyl® • Addresses ineffective erythropoiesis by modulating TGF-β superfamily signaling • Potential to correct multiple cytopenias in patients with MDS and myelofibrosis (MF) KER-047: Activin receptor-like kinase 2 (ALK2) inhibitor designed to treat anemia caused by elevated hepcidin and fibrodysplasia ossificans progressiva (FOP) • Initial clinical indication is iron-refractory iron deficiency anemia (IRIDA); potential to treat anemia associated with chronic inflammation and MF KER-012: Proprietary selective activin receptor ligand trap in preclinical development for the treatment of pulmonary arterial hypertension (PAH) and bone disorders 3

Keros is Developing Differentiated Clinical Assets in Hematological and Musculoskeletal Disorders

Program	Asset	Phase of Development: Preclinical	Phase 1	Phase 2	Phase 3	Status	Next Milestones*
Hematology	KER-050 (therapeutic protein)	Myelodysplastic Syndrome (MDS)				Completed Phase 1 clinical trial	Initiate Phase 2 clinical trial: H2 2020
		Myelofibrosis (MF)					Initiate Phase 2 clinical trial: 2021
	KER-047 (small molecule)	Anemia from high hepcidin				Ongoing Phase 1 clinical trial	Complete Phase 1 clinical trial: mid-2020
Musculoskeletal		Fibrodysplasia Ossificans Progressiva (FOP)					
Preclinical Pipeline	KER-012 (therapeutic protein)	Pulmonary Arterial Hypertension				Ongoing preclinical studies	Initiate Phase 1 clinical trial: H2 2021
		Bone Disorders					
Musculoskeletal	ActRII Variant	Metabolic disease	Novo Nordisk			Ongoing preclinical studies	

* Anticipated clinical milestones are subject to the impact of COVID-19 on our business.

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KER-050 A novel treatment designed to address diseases arising from ineffective hematopoiesis • Myelodysplastic syndromes • Myelofibrosis 5

Myelodysplastic Syndromes (MDS) Overview Hematologic malignancy predominantly affecting the elderly, resulting in multiple cytopenias (anemia, thrombocytopenia, neutropenia) due to ineffective hematopoiesis 60,000-170,000 Prevalence of MDS patients in US* 15,000-20,000 New MDS patients diagnosed each year* *MDS Foundation 6

KER-050 Designed to Fill Treatment Gap for Cytopenias in MDS Anemia treatments Red Blood Cell (RBC) Transfusion • Risk of infection and iron overload ESAs • Low proportion of responders in Aranesp® Phase 3 clinical trials • Benefit limited to patients with low transfusion burden and low endogenous EPO levels • ESAs only impact early progenitors in red blood cell lineage Reblozyl® • Phase 3 trial only evaluated RS positive patients, a subset of patients with defects in terminal maturation, with only 38% responders vs 13% placebo • RS positive patients account for an estimated 15% of MDS cases* • Targets terminal differentiation of RBCs • Similar to ESAs, benefit primarily in low transfusion burden Thrombocytopenia treatments Platelet Transfusion • Risk of infection and allergic reactions 7 *Medscape

KER-050 is a Modified ActRII Fusion Protein • Activin receptors are expressed on hematopoietic cells and modulate differentiation • KER-050 is a ligand trap composed of a modified extracellular domain of activin receptor IIA (ActRIIA) fused to the Fc region of human IgG • KER-050 is designed to bind to ligands that signal through the activin receptors and to increase RBCs and platelets 8

KER-050 Completed First-in-human Trial • First-in-human trial was designed to explore the safety, tolerability and PK in healthy volunteers with a secondary objective of changes in PD (hematology and bone biomarkers) • Observed to be well tolerated at dose levels up to 4.5 mg/kg, the highest dose level tested • The most common adverse events observed in subjects in this trial were nausea, gastroenteritis and injection site erythema • Consistent with the mechanism of action of KER-050, increased hemoglobin and hypertension • Reversible, mild hypertension events observed only in subjects with an approximately 3 g/dL increase in hemoglobin 9

KER-050 Treatment was Observed to Lead to Robust and Sustained Increases in Reticulocytes, Hemoglobin and RBCs after a Single Dose RETICULOCYTES HEMOGLOBIN RED BLOOD CELLS Mean Change from Baseline Mean Change from Baseline Mean Change from Baseline 3 100 900 /L) 9 75 2 600 Placebo cells/L) 9 0.05 mg/kg 50 0.5 mg/kg 1 300 1.5 mg/kg 4.5 mg/kg 25 Mean HgbChange (g/dL) 0 0 Mean Change RBC Mean (10 Change RBC Mean Change in Reticulocytes Change MeaninReticulocytes (10 0 -25 -1 -300 -1 2 4 7 15 21 29 42 63 84 -1247 1521 29 42 63 84 -1 2 4 7 15 21 29 42 63 84 Days Post-Dose Days Post-Dose Days Post-Dose Rapid increase potentially Mean change of >1.5 g/dl RBC durable for up to 84 days indicative of effect on terminal observed by day 15 after single dose differentiation in 4.5 mg/kg cohort 10

KER-050 Treatment was Observed to Lead to Clinically Meaningful Changes in Platelets after a Single Dose Mean Change from Baseline in Platelets at Each Dose 60 cells/L 40 9 30 x 109 cells/L SEM) 20 20 x 109 cells/L ± 0 (Mean Placebo 0.05 mg/kg -20 0.5 mg/kg Change Change in X 10 Platelets 1.5 mg/kg 4.5 mg/kg -40 -1247 15 21 29 Days Post-Dose 11

KER-050 has a Potentially Differentiated Mechanism of Action • Robust and sustained increases observed in RBCs, hemoglobin and reticulocytes support the potential for administration of monthly or less frequent dosing • Observed sustained response potentially supports the dual mechanism of promoting early and late stages of erythropoiesis KER-050 • Clinically meaningful increase observed in platelets after a single dose, which we believe differentiates KER- 050 from other agents that only affect RBCs 12

Expect to Commence a Phase 2 Trial of KER-050 in MDS (H2 2020) Part 1: Dose Escalation Part 2: Dose Confirmation • Open label Phase 2 trial in two parts to explore (Open Label) (Open Label) changes in hematology with treatment in patients with MDS Dose 1 • Red blood cell parameters • Platelets Dose 2 • 12-week treatment with monthly dosing and Dose TBD based on Part 1 12-week follow up Dose 3 • Part 1: Dose escalation to evaluate response in RS positive and non-RS positive patients Dose 4 • Part 2: Dose confirmation Treatment in Parts 1 and 2: 12 weeks Safety follow up: 12 weeks

Myelofibrosis (MF) is Characterized by Ineffective Hematopoiesis

- Molecular abnormalities in JAK-STAT pathway result in expansion of RBC and platelet precursors and subsequent ineffective hematopoiesis
- Megakaryocyte accumulation/breakdown is implicated in the inducement of bone marrow fibrosis
- KER-050 increased RBCs and platelets in our Phase 1 clinical trial
- We believe that KER-050 has the potential to address ineffective hematopoiesis, which is central to MF
- Plan to initiate a Phase 2 trial in MF in 2021, evaluating effect on platelets and RBCs


Anemia
Transfusion Dependence
Thrombo-cytopenia
Jakafi Related Grade 3/4 Anemia
51%
38%
26%
45%
Within 1 year of diagnosis

16,000-18,500

Prevalent MF patients in US*

>3,000

New MF patients diagnosed each year**

~100 %

Nearly all MF patients will become transfusion-dependent***

*Gangat 2011;**Srour 2016; ***Naymagon 2017

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KER-047 A novel treatment designed to address • Anemia arising from high hepcidin levels • Fibrodysplasia ossificans progressiva (FOP) 15

KER-047: A Potentially Potent and Selective ALK2 Inhibitor

- **Small-molecule inhibitor of the activin receptor like kinase-2 (ALK2) kinase domain**
- **Potency:** Low nanomolar IC_{50}
- **Selectivity:** Highly selective over kinases outside of the TGF-β superfamily as well as other, structurally similar TGF-β receptors
  - Data from cell-based reporter assays established > 20-fold potency for ALK2 compared to ALK1 and ALK5, which have 77% and 65% homology to ALK2, respectively (Kingsley, D.M., 1994)
- **PK/ADME:** Suitable for 1x daily oral dosing


KER-047
377 Assays Tested
8 Interactions Mapped
S-Score(35) = 0.03
TKL
TK
STE
CK1
AGC
OTHER
CMGC
CAMK

Invitrogen kinase screen at 1 mM

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ALK2 Regulates Hepcidin and Iron Homeostasis • ALK2 signaling in the liver controls hepcidin expression, a hormone that controls iron transport • Excessive ALK2 signaling results in high hepcidin and a shortage of iron availability for RBC production • ALK2 signaling requires BMP ligand and the co-receptor hemojuvelin • Hepcidin expression is tightly regulated and controls expression of ALK2 suppressor protease MT-2 • Loss of MT-2 causes the genetic disease iron-refractory iron deficiency anemia (IRIDA) • High hepcidin has also been implicated in anemia of chronic disease • Modulating ALK2 signaling will normalize high hepcidin levels, restore serum iron and ameliorate anemia 17

Keros ALK2 Inhibitors Observed to Resolve Anemia in TMPRSS6-Deficient Mice

- TMPRSS6 encodes MT-2, the protease that suppresses ALK2 signaling
- MT-2/TMPRSS6 deficiency results in IRIDA
- siRNA knockdown of TMPRSS6 in mice copies human IRIDA patients
  - Increases hepcidin and reduces hemoglobin
- Our small molecule ALK2 inhibitor reversed high hepcidin and ameliorated anemia resulting from TMPRSS6 deficiency in wild-type mice

Mouse IRIDA Model Protocol Timeline



Induction of Anemia
Vehicle or ALK2 Inhibitor Treatment
Confirmation of Anemia
siRNA Injection
siRNA Injection
siRNA Injection
siRNA Injection
Study End
D0
D3
D6
D8
D9
D12

Mouse IRIDA Model Data



Serum Hepcidin Levels in IRIDA
Serum Hepcidin (ng/ml)
500
400
300
200
100
0
*
****
Control siRNA + Vehicle
TMPRSS6 siRNA + Vehicle
TMPRSS6 siRNA + ALK2 Inhibitor
Hemoglobin Levels in IRIDA
Hgb (g/dl)
17
16
15
14
***
Control siRNA + Vehicle
TMPRSS6 siRNA + Vehicle
TMPRSS6 siRNA + ALK2 Inhibitor

*P>0.05; ***P>0.001; ****P>0.0001 (Two-way ANOVA followed by Sidak post test)

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ALK2 Mutation is a Driver of FOP FOP is a rare genetic disease in which muscles and connective tissues transform into bone No cure or effective treatments • Most patients are confined to a wheelchair by third decade of life • Typical life expectancy – 40 years Caused by single amino acid mutations in ALK2 that leads to gain-of-function KER-047 is designed to target ALK2 An example of FOP progression Age (years) 19 6 9 11 13 20 40

KER-047 Exhibited Dose-dependent Efficacy in FOP Mouse Model KER-047 dose-dependently reduced heterotopic ossification in the genetic mouse model of FOP Preclinical studies conducted in young animals demonstrated that ALK2 inhibition did not result in growth plate ablation or synovial joint malformations 20

Two Phase 2 Trials to Provide Proof-of-Concept for Anemia Arising from High Hepcidin and FOP • We are conducting a Phase 1 clinical trial to evaluate single and multiple ascending doses of KER-047 in healthy volunteers • The primary objectives of this trial are to assess safety, tolerability and pharmacokinetics of KER-047 • Evaluating biomarkers of iron homeostasis Anemia Arising from High Hepcidin FOP • KER-047 is designed to normalize high hepcidin • KER-047 is designed to prevent the development of levels, restore serum iron and ameliorate anemia new, and expansion of existing, heterotopic ossiﬁca�on • We expect to initiate a Phase 2 clinical trial in patients with high hepcidin, including IRIDA, in H1 • We expect to initiate a Phase 2 clinical trial in patients 2021 with FOP in H1 2021 21

KER-012 A preclinical program designed to address • Bone loss disorders such as osteoporosis and osteogenesis imperfecta • Pulmonary arterial hypertension (PAH) 22

KER-012 (Preclinical Product Candidate) • Proprietary selective activin receptor ligand trap in preclinical development for the treatment of pulmonary arterial hypertension (PAH) and bone disorders • In preclinical studies, KER-012: • Demonstrated high affinity for, and potent inhibition of, ligands involved in the regulation of bone homeostasis • Increased bone mineral density and trabecular bone volume in wild-type mice and mice with established osteoporosis • Did not increase red blood cell production in cynomolgus monkeys • We believe KER-012 has the potential to increase the signaling of BMP pathways by inhibiting activin A and activin B signaling and, consequently, treat diseases such as PAH that are associated with reduced BMP signaling 23

Keros Summary 24

We Believe Keros is Positioned for Clinical and Commercial Success • Keros is focused on the development of novel TGF- therapeutics • Robust biology that has been validated in the clinic • Keros is well-positioned to harness the potential of the TGF- superfamily • Multiple product candidates expected to commence Phase 2 trials • Clinical programs have potentially differentiated mechanism of action • Our discovery approach has the potential to identify additional molecules with differentiated profiles from existing third-party products and product candidates • Pipeline of preclinical assets: bone, muscle and pulmonary 25

Anticipated Key Milestones* KER-050 • Present Phase 1 and preclinical data supporting hematopoietic effects EHA25 (June 2020) • Initiate Phase 2 trial in MDS H2 2020 • Initiate Phase 2 trial in myelofibrosis 2021 KER-047 • Present preclinical data demonstrating potential to address anemia EHA25 (June 2020) • Complete Phase 1 SAD/MAD trial mid 2020 • Present Phase 1 healthy volunteer data H2 2020 • Initiate Phase 2 trial in anemia with high hepcidin, including IRIDA H1 2021 • Initiate Phase 2 trial in FOP H1 2021 KER-012 • Nominate molecule for pre-IND development H2 2020 *Anticipated preclinical and clinical milestones are subject to the impact of COVID-19 on our business. 26

Thank You 27